SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

Supplement Dated October 2, 2006

to the Prospectus and Statement of Additional Information

Dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus and in the Statement of Additional Information:

Effective October 2, 2006, Salomon Brothers Institutional Emerging Markets Debt Fund (“Fund”), a series of Salomon Brothers Institutional Series Funds Inc (“Series”), will change its name to “Western Asset Emerging Markets Debt Portfolio”. Also effective October 2, 2006, Series will change its name to “Western Asset Funds II, Inc.”

The current investment objective, strategies and management all remain the same.

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